                                                                    EXHIBIT 99.2


                                                                     __\__\1998
                                     Form of
                              LETTER OF TRANSMITTAL
             to accompany certificates formerly representing shares
                of SDG Common Stock (as defined herein) of SIMON
                              DEBARTOLO GROUP, INC.

    Surrendered in connection with the merger of a substantially wholly owned subsidiary of Corporate Property Investors, Inc. with and into Simon DeBartolo
                              Group, Inc. ("SDG")

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                     DESCRIPTION OF CERTIFICATES SURRENDERED
--------------------------------------------------------------------------------
Certificate(s) formerly representing shares of SDG Common Stock (as defined herein) (Attach separate signed list if necessary.)
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SDG COMMON STOCK
--------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Holder(s)                                                      Total Number of Shares
(Please Fill in if Blank)                                              Certificate Number(s)       Represented by Certificate
---------------------------------------------------------------------------------------------------------------------------------

                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------------------------------
                                                                              Totals:
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

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE
                    THIS LETTER OF TRANSMITTAL IS COMPLETED.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

         Fill in ONLY if any new stock certificate(s) representing Simon Group Common Stock (as defined herein) is to be registered and, if applicable, a check for cash dividends is to be issued in a name OTHER than that set forth above.

  Register the Simon Group Common Stock Certificate(s) and issue the check, if any, in the name of:

Name
    --------------------------------------------------
                           (PLEASE PRINT)

Address
         ---------------------------------------------

------------------------------------------------------

------------------------------------------------------
Please complete the Substitute Form W-9 included herein.
Tax I.D. or Social Security Number:

-------------------------------------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 6)

  Fill in ONLY if any new stock certificate(s) representing Simon Group Common Stock is to be registered and, if applicable, a check for cash dividends is to be issued in the name set forth above but DELIVERED to an address OTHER than that set forth above.

  Mail the Simon Group Common Stock  Certificate(s)  and the check, if any, to:

Name
    ----------------------------------------------
                (PLEASE PRINT)

Address
        ------------------------------------------

--------------------------------------------------

--------------------------------------------------------------

                PLEASE SIGN HERE AND ON SUBSTITUTE FORM W-9 BELOW

   Signature(s):                                              Dated:
                 ---------------------------------                  ------------
                                                              Telephone No.:
                                                                         -------
   Must be signed by the registered holder(s) exactly as the name(s) appears on the Certificate(s) or by the person(s) to whom the Certificate(s) surrendered has been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper documentary evidence of the appointment and authority of such person so to act. (See Instruction 3.)




                          MEDALLION SIGNATURE GUARANTEE
               (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 3)

   Signature(s) Guaranteed by:

                               -------------------------------------------------
   Title of Officer Signing this Guarantee (Please Print):

                               -------------------------------------------------
   Name of Guaranteeing Firm (Please Print):

                               -------------------------------------------------
   Address of Guaranteeing Firm (Please Print):

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



                            IMPORTANT TAX INFORMATION

         In order to ensure compliance with federal income tax requirements, each holder of shares of SDG Common Stock is requested to provide the Exchange Agent with his or her correct TIN and to certify whether he or she is subject to backup federal income tax withholding by completing and sign the Substitute Form W-9 below.

         Federal income tax law requires that a holder whose tendered Certificate(s) are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Certificate(s) may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements.

         Under federal income tax laws, payments that may be made by SDG on account of certificates of Simon Group Common Stock may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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                    TO BE COMPLETED BY ALL TENDERING HOLDERS
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                                PAYOR'S NAME: [_]

-------------------------------- ----------------------------------------------
SUBSTITUTE
FORM W-9                         Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX
                                 AT RIGHT AND CERTIFY BY SIGNING AND DATING
                                 BELOW.                                                 -------------------------------

                                                                                              SOCIAL SECURITY NUMBER
                                                                                        OR EMPLOYER IDENTIFICATION NUMBER
-------------------------------- -----------------------------------------------

DEPARTMENT OF THE TREASURY       PART 2--CHECK THE BOX IF YOU ARE NOT SUBJECT TO
INTERNAL REVENUE SERVICE         BACK-UP WITHHOLDING UNDER THE PROVISIONS OF SECTION
                                 2406(a)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE
                                 (1) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT
                                 TO BACK-UP WITHHOLDING AS A RESULT OF FAILURE TO
                                 REPORT ALL INTEREST OR DIVIDENDS OR (2) THE INTERNAL
PAYOR'S REQUEST FOR              REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO
TAXPAYER IDENTIFICATION          LONGER SUBJECT TO BACK-UP WITHHOLDING. [_]
NUMBER (TIN)
-------------------------------- -----------------------------------------------
                                                                                          -------------------------------

CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT                                      PART 3
THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.                      CHECK IF AWAITING TIN
                                                                                                  [_]
SIGNATURE                                       DATE
         -------------------------------------       ---------------
--------------------------------------------------------------------------------


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature                                       Date
           ------------------------------------       ------------------------

 Name (Please Print)
                     ---------------------------------------------------------

         This Letter of Transmittal is to accompany certificates formerly representing shares of Common Stock, par value $0.0001 per share, of SDG ("SDG Common Stock"), Class B Common Stock, par value $0.0001 per share, of SDG ("SDG Class B Common Stock") and Class C Common Stock, par value $0.0001 per share, of SDG ("SDG Class C Common Stock" and together with SDG Common Stock and SDG Class B Common Stock, "SDG Equity Stock") in connection with the merger (the "Merger") of SPG Merger Sub, Inc. ("SPG Merger Sub"), a substantially wholly owned subsidiary of Corporate Property Investors, Inc. ("CPI"), with and into SDG.

         By delivering certificates formerly representing shares of SDG Common Stock (the "Certificate(s)"), the registered holder of such certificates releases SDG, CPI, SPG Merger Sub, and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such SDG Common Stock or the exchange of such SDG Common Stock pursuant to the Merger Agreement (as defined herein).

         This Letter of Transmittal should be promptly (i) completed and signed in the space provided and on the Substitute Form W-9 and (ii) mailed or delivered with your certificate(s) formerly representing shares of SDG Common Stock to First Chicago Trust Company of New York acting as exchange agent (the "Exchange Agent") at the following address:

                 By Mail:                              By Overnight Courier:                              By Hand:
 First Chicago Trust Company of New York      First Chicago Trust Company of New York      First Chicago Trust Company of New York
           Tenders & Exchanges                          Tenders & Exchanges                          Tenders & Exchanges
         Suite 4660 P.O. Box 2565                          14 Wall Street                     c/o The Depository Trust Company
        Jersey City, NJ 07303-2565                     8th Floor, Suite 4680                      55 Water Street, DTC TAD
                                                         New York, NY 10005                    Vietnam Veterans Memorial Plaza
                                                                                                      New York, NY 10041


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM WHERE INDICATED BELOW.

         PLEASE DO NOT SEND STOCK CERTIFICATES TO SIMON DEBARTOLO GROUP, INC.

         Capitalized terms used in this Letter of Transmittal and not defined herein shall have the respective meanings ascribed to them in the Proxy Statement/Prospectus (as defined herein).

         [ ]If any SDG Common Stock Certificate(s) which you own have been lost, stolen or destroyed, check this box and see Instruction 4. Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of each class of SDG Common Stock formerly represented by such Certificate(s). ________ shares of SDG Common Stock.

         The undersigned has been advised that the stockholders of SDG representing more than 66-2/3% of the votes entitled to be cast by holders of Common Stock, par value $0.0001 per share, of SDG Common Stock, Class B Common Stock and Class C Common Stock have approved the Merger of SPG Merger Sub, Inc., a substantially wholly owned subsidiary of CPI, with and into SDG and that such Merger has been consummated and became effective on ________, 1998 (the "Effective Time").

         Pursuant to the Agreement and Plan of Merger, dated as of February 18, 1998 (the "Merger Agreement") by and among SDG, Corporate Property Investors (predecessor to CPI and, renamed Simon Property Group, Inc. ("Simon Group") at the Effective Time) and Corporate Realty Consultants, Inc., the undersigned surrenders the enclosed Certificate(s), which immediately prior to the Merger represented shares of SDG Common Stock, SDG Class B Common Stock and SDG Class C Common Stock in exchange for shares of Common Stock, par value $0.0001 per share, of Simon Group ("Simon Group Common Stock"), Class B Common Stock, par value $0.0001 per share, of Simon Group ("Simon Group Class B Common Stock") and Class C Common Stock, par value $0.0001 per share, of Simon Group ("Simon Group Class C Common Stock") (collectively referred to as "Simon Group Equity Stock"), respectively.

         It is understood that for a holder of a Certificate to receive certificates for Simon Group Common Stock, the Exchange Agent must receive (i) this Letter of Transmittal properly completed, (ii) Certificate(s) formerly representing such holder's shares of SDG Common Stock and (ii) any other documents required by this Letter of Transmittal. It is further understood that this Letter of Transmittal is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated _____ __, 1998, relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. The acceptance by the Exchange Agent on behalf of SDG of the Certificate(s), delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and SDG upon the terms and subject to the conditions of (a), (b) and (c) listed above.

         The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen Certificate(s), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Certificate(s) shall pass only after the Exchange Agent has actually received the Certificate(s). All questions as to the surrender of Certificate(s) hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         Unless otherwise indicated in the box entitled "Special Payment Instructions," please register any certificate for Simon Group Common Stock in the name of the registered holder(s) of the shares of SDG Common Stock appearing in the box entitled "Description of Shares Surrendered." In the event that the boxes entitled "Special Delivery Instructions" and "Special Delivery Instructions" are both completed, please register any certificates for Simon Group Common Stock in the name(s) of and mail such certificate to the person(s) so indicated.

                                  INSTRUCTIONS

         1. EXECUTION AND DELIVERY. This Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered, together with all Certificate(s) for such shares of SDG Common Stock held by such holder, duly endorsed in blank or otherwise in form acceptable for transfer on the books of SDG.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

         2. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal to list all your Certificate(s), please attach a separate signed schedule containing the information in BOX I.

         3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; ASSIGNMENTS; GUARANTEE OF SIGNATURES. The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Certificate(s) for the Certificate(s) submitted, without alteration, enlargement or any change whatsoever unless the shares of SDG Common Stock described in this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Certificate(s).

         If this Letter of Transmittal is signed by a person or person other than the registered owners of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such Certificate(s).

         If this Letter of Transmittal or any Certificate(s) or stock power(s) are signed by a trustee, executor administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

         4. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATE(S). If your Certificate(s) have been mutilated, lost, stolen or destroyed, please make note of this fact on this Letter of Transmittal and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate representing a share of Simon Group Common Stock.

         5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the section entitled "Special Payment Instructions" (BOX II) is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered Certificate(s) are registered in the name of a person other than the signer of this Letter of Transmittal, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered Certificate(s) must be endorsed or accompanied by duly executed stock power, in either case signed exactly as the name(s) of the registered owner(s) appear on such Certificate(s) or stock power(s), with the signatures on the Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

         If the Certificate(s) are to be registered in the name of the registered holder(s) of a share of SDG Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the section entitled "Special Delivery Instructions" (BOX III).

         6. SUBSTITUTE FORM W-9. Each surrendering stockholder is required to provide the Exchanges Agent with such holder's correct TIN on the Substitute Form W-9, which is a part of this Letter of Transmittal, and to certify whether the stockholder is subject to backup withholding. Failure to provide such information or an adequate basis for exemption on the form may subject the surrendering stockholder to 31% Federal income tax withholding on payments made to such surrendering stockholder with respect to the certificate(s). If such holder is an individual, the TIN is his or her social security number. A holder must check the box in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding. The box in Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIM or intends to apply for a TIN in the near future. If box 3 is checked, the surrendering holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box i Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is complete, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amount will be refunded to such surrendering holder if a TIN is provided to the Exchange Agent within 60 days.

         7. TRANSFER TAXES. SDG will pay all transfer taxes, if any, applicable to the transfer of Certificate(s) to it. If, however, Certificate(s) not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed by any reason other than the transfer of Certificate(s) to SDG, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         8. WAIVER OF CONDITIONS. SDG reserves the absolute right to amend or waive any of the specified conditions in the exchange offer in the case of any Certificate(s) surrendered.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Proxy Statement/Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent.